Exhibit 10.13
Northrop Grumman Legacy Officers Plan* Matrix — Plan Year July 1, 2010 — June 30, 2011

Plan Features	Benefit
Eligibility	Employee + Spouse & Children and or Adult Children up to age 26 (Effective 1-1-11)
Medical Plan	Premium PPO Plan administered by Anthem Blue Cross
Coverage	100% coverage, for all eligible plan expenses
Annual Deductible	No annual deductible
Co-payment/Co-Insurance	No co-payment/co-Insurance
Preventive Care Coverage	No limits as long as procedures fall under Anthem’s Guidelines
Prescription Drug Coverage	Covered under Medical Plan
Annual Deductible	No annual deductible
Coverage — retail 30 — day supply	100% coverage, when network pharmacy utilized
Coverage — mail order 90 —day supply	100% coverage, when network pharmacy utilized
Vision Coverage	$500 maximum reimbursement per person, per plan year, for exams, glasses, and contact lenses
Hearing Coverage	Up to $500 per ear, per person, per plan year
Acupuncture and Acupressure	20 visits (combined) — per person, per plan year
Chiropractic Care	40 visits per person, plan year (in and out of network)
Physical Therapy	50 visits per person, per plan year (in and out of network)
Speech Therapy	50 visits per person, per plan year (in and out of network)
Occupational Therapy	50 visits per person, per plan year (in and out of network)
Mental Health Coverage	Mental health is 100% covered (in and out of network); Office visits — unlimited. Inpatient treatment based on mental health, substance abuse or detox treatment will allow a combined total of 30 days coverage with pre-authorization or utilization review and includes out-of-network providers (Effective 2-1-11).
Health Plan Lifetime Maximums	$2,000,000 (Medical, Prescription Drug and Mental Health combined)
Dental Plan	Premium PPO Plan administered by Delta Dental
Annual Maximum	$4,000 per person — per plan year
Coverage	100% coverage, for all eligible plan expenses up to annual maximum
Annual Deductible	No annual deductible
Co-payment/Co-Insurance	No co-payment/co-Insurance
Eligibility	Employee only
Life Insurance Coverage	Company-paid basic life insurance 3x annual base salary up to a maximum of $2 Million
Accidental Death & Dismemberment Coverage	Company-paid basic accidental death & dismemberment insurance — 6 x Annual base salary up to a maximum of $1 million
Long-Term Disability (LTD)	Company-paid basic LTD benefit of 75% of monthly base salary, up to a maximum monthly benefit $25,000

*	Executive Health Plan was frozen to new participants on July 1, 2009 and renamed Legacy Officers Plan effective July 1, 2010